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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 6, 2007

                        COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)


               KANSAS                                          48-1070996
  (State or other jurisdiction of                           (I.R.S. Employer
   incorporation or organization)                          Identification No.)

             11935 RILEY
        OVERLAND PARK, KANSAS                                   66225-6128
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (913) 338-1000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (12 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (12 CFR 240.13e-4(c))

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ITEMS 2.02 AND 7.01 REGULATION FD DISCLOSURE AND RESULTS OF OPERATION AND
FINANCIAL CONDITION

     The Registrant's press release dated March 6, 2007, announcing the completion of the acquisition of Unison Bancorp, Inc. is attached hereto as
     Exhibit 99.1, and is incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

         99.1 Press Release Dated March 6, 2007.









                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                BLUE VALLEY BAN CORP


       Date:  March 6, 2007                     By: /s/  Mark A. Fortino
                                                    ----------------------------
                                                    Mark A. Fortino,
                                                    Chief Financial Officer